SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                       _______________________________


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934
_____________________________________________________________________________


                                                        October 20, 1997
Date of Report (Date of earliest event reported):      (October 14, 1997)
                                                       __________________

                             CNB BANCSHARES, INC.
                  ________________________________________
           (Exact name of registrant as specified in its charter)


                                   INDIANA
                      ________________________________
               (State or other jurisdiction of incorporation)


              0-11510                              35-1568731
           ____________                          ______________
        (Commission File Number)         (IRS Employer Identification No.)


            20 N.W. Third Street, Evansville, Indiana       47739
            _________________________________________     __________
             (Address of principal executive offices)     (Zip Code)


      Registrant's telephone number, including area code:  812-464-3400

                                Not Applicable
        _____________________________________________________________
        (Former name or former address, if changed since last report)

=============================================================================

ITEMS 1-4.  Not applicable.

ITEM 5.  OTHER EVENTS.

     (a) CNB Bancshares, Inc., an Indiana corporation ("CNB"), and Pinnacle Financial Services, Inc., a Michigan corporation ("Pinnacle"), have entered into an Agreement and Plan of Merger, dated as of October 14, 1997 (the "Merger Agreement"), which provides for the merger (the "Merger") of Pinnacle with and into CNB. The Merger is subject to, among other customary conditions, the requisite approvals of the shareholders of Pinnacle and CNB and various regulatory approvals.

     Pursuant to the Merger Agreement, (i) each issued and outstanding share of common stock, without par value of Pinnacle (the "Pinnacle Common"), would be exchanged for 1.0365 shares (the "Conversion Ratio") of common stock, stated value $1.00 per share of CNB (the "CNB Common"), and (ii) each issued and outstanding share of CNB Common would remain outstanding, unaffected by the Merger.

    The Merger Agreement may be terminated by Pinnacle if (i) the CNB Average Price (defined in the Merger Agreement as the average of the daily closing prices of CNB Common for the twenty consecutive New York Stock Exchange, Inc. ("N.Y.S.E.") trading days preceding the fifth calendar day prior to the Closing Date (the "Determination Date")) is less than $36.00, and (ii) (a) the number obtained by dividing the CNB Average Price by the CNB Starting Price (defined in the Merger Agreement as the average of the daily closing prices of CNB Common for the ten consecutive N.Y.S.E. trading days commencing on the day five N.Y.S.E. trading days before the first public announcement of the Merger) is less than (b) the number obtained by dividing the Index Average Price (defined in the Merger Agreement as the weighted average of the daily closing sale prices for all of the companies in the Index Group (listed on Exhibit 7.09 of the Merger Agreement) for the twenty consecutive N.Y.S.E. trading days ending on the Determination Date) by the Index Starting Price (defined in the Merger Agreement as the weighted average of the daily closing sale prices for all of the companies comprising the Index Group for the ten consecutive N.Y.S.E. trading days commencing on the day five N.Y.S.E. trading days before the first public announcement of the Merger) and multiplying the quotient in this clause (ii)(b) by 0.82. CNB has the option, in the event that Pinnacle determines to terminate the Merger Agreement pursuant to the preceding sentence, to increase the Conversion Ratio pursuant to the formula set forth in Section 7.09(b) of the Merger Agreement and, in such event, the Merger Agreement would remain in effect as so adjusted.

     The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2 to the Form 8-K dated October 20, 1997, as filed by Pinnacle with the Securities and Exchange Commission and incorporated herein by reference.

     (b) In connection with the execution of the Merger Agreement, CNB and Pinnacle entered into a Stock Option Agreement, dated as of October 14, 1997 (the "Option Agreement"), pursuant to which Pinnacle granted CNB the right to purchase from Pinnacle up to 2,000,000 shares of Pinnacle Common at a price of $37.00 per share (subject to possible adjustment pursuant to Section 5 of the Option Agreement), upon the occurrence of certain events described in the Option Agreement relating generally to the acquisition of Pinnacle by a third party.

     The foregoing description of the Option Agreement is qualified in its entirety by reference to the Option Agreement, which is attached as
Exhibit 99.1 to the Form 8-K dated as of October 20, 1997, as filed by Pinnacle with the Securities and Exchange Commission and is incorporated herein by reference.

    (c)  The joint press release of CNB and Pinnacle announcing the execution
of   the  Merger  Agreement  is  attached  hereto  as  Exhibit  99.2  and  is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS
         PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

    (a) - (b) Not applicable.

    (c)  Exhibits Required by Item 601 of Regulation S-K:

        2 Agreement and Plan of Merger, by and between CNB Bancshares, Inc. and Pinnacle Financial Services, Inc., dated as of October 14, 1997 (incorporated by reference to Exhibit 2 of the Form 8-K of Pinnacle dated as of October 20, 1997).

        99.1 Stock Option Agreement, by and between CNB Bancshares, Inc. and Pinnacle Financial Services, Inc. dated as of October 14, 1997 (incorporated by reference to Exhibit 99.1 of the Form 8-K of Pinnacle dated as of October 20, 1997).

        99.2 Press release issued by CNB Bancshares, Inc. and Pinnacle Financial Services, Inc. on October 15, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

    Not applicable.



                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

    Dated:  October 20, 1997.

                      CNB BANCSHARES, INC.


                      By:  /s/ John R. Spruill
                           _______________________________________
                           John R. Spruill
                           Executive Vice President and Chief Financial Officer

                                EXHIBIT INDEX
                                _____________


Exhibit No.           Description
___________           ___________

2 Agreement and Plan of Merger, by and between CNB Bancshares, Inc. and Pinnacle Financial Services, Inc., dated as of October 14, 1997 (incorporated by reference to Exhibit 2 of the Form 8-K of Pinnacle dated as of October 20, 1997).

99.1 Stock Option Agreement, by and between CNB Bancshares, Inc. and Pinnacle Financial Services, Inc., dated as of October 14, 1997 (incorporated by reference to Exhibit
                      99.1 of the Form 8-K of Pinnacle dated as of October 20, 1997).

99.2 Joint press release issued by CNB Bancshares, Inc. and Pinnacle Financial Services, Inc. on October 15, 1997.